EXHIBIT 16(16)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Costas Azariadis constitutes and appoints John Y. Keffer, David I. Goldstein and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds, or Form N-1A of Forum Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                              /S/ COSTAS AZARIADIS
                                              --------------------
                                              Costas Azariadis

Dated:  April 2, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that James C. Cheng constitutes and appoints John Y. Keffer, David I. Goldstein and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds, or Form N-1A of Forum Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                              /S/ JAMES C. CHENG
                                              --------------------
                                              James C. Cheng

Dated:  April 2, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that J. Michael Parish constitutes and appoints John Y. Keffer, David I. Goldstein and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds, or Form N-1A of Forum Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                              /S/ J. MICHAEL PARISH
                                              ---------------------
                                              J. Michael Parish

Dated:  April 2, 1998

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that John Y. Keffer constitutes and appoints David I. Goldstein and Anthony C. J. Nuland and each of them to act severally as attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statement, and any amendments thereto, on Form N-14 of Forum Funds, or Form N-1A of Forum Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, and their substitute or substitutes, may do or cause to be done by virtue hereof.

                                               /S/ JOHN Y. KEFFER
                                               ------------------
                                               John Y. Keffer

Dated:  April 2, 1998